FIRST AMENDMENT TO AMENDED AND RESTATED
MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (“First Amendment”) is dated as of June ___, 2005 (the “First Amendment Effective Date”) by and among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware (“HCRI” and a “Landlord”), HCRI MISSISSIPPI PROPERTIES, INC, a corporation organized under the laws of the State of Mississippi (“HCRI-MS” and a “Landlord”), HCRI MASSACHUSETTS PROPERTIES TRUST II, a business trust organized under the laws of the Commonwealth of Massachusetts (“HCRI-MA” and a “Landlord”), and HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas (“HCRI-TX” and a “Landlord”), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington (“Tenant”), having its chief executive office located at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121.

R E C I T A L S

A.  HCRI, HCRI-MS, HCRI-MA and HCRI-TX, as Landlord, and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of September 30, 2003 (“Master Lease” and together with this First Amendment, collectively, the “Lease”).

B.  Tenant desires to construct a 17 unit addition (“Addition”) at the Elmbrook Estates facility located in Lubbock, Texas. Landlord has agreed to make an Investment Advance in the amount of $1,660,000 to fund the construction of the Addition.

C.  Landlord and Tenant desire to further amend the Lease to provide for the construction of the Addition, to increase the Investment Amount and as otherwise set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1.  Capitalized Terms. Any capitalized terms not defined in this First Amendment shall have the meaning set forth in the Lease.

2.  Affiliate. The definition of “Affiliate” in §1.4 of the Lease is hereby amended to read in its entirety as follows:

“Affiliate” means any person, corporation, partnership, limited liability company, trust, or other legal entity that, directly or indirectly, controls, or is controlled by, or is under common control with Tenant or Guarantor. “Control” (and the correlative meanings of the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity. “Affiliate” includes, without limitation, Guarantor. An Affiliate of Tenant and Guarantor shall specifically exclude [i] Saratoga Partners IV, L.P. (“Saratoga”); [ii] Senior Healthcare Partners, LLC; [iii] Columbia Pacific Management, Inc.; [iv] Holiday Retirement Corporation; and [v] Alterra Healthcare Corporation, but only prior to the date of Tenant’s acquisition thereof; and [iv] any Affiliate of any of the entities listed in clauses [i] through [v].

3.  Lubbock Addition Contingent Payment. The definition of “Lubbock Addition Contingent Payment” is hereby added to §1.4 of the Lease:

“Lubbock Addition Contingent Payment” means $1,660,000.00. At such time as the Lubbock Addition Contingent Payment is fully disbursed, the Lubbock Addition Contingent Payment shall be deemed to be an Investment Advance and the Base Rent shall be adjusted according to the Rent Schedule attached hereto as Schedule 1.

4.  Commitment. The definition of “Commitment” in §1.4 of the Lease is hereby amended to read in its entirety as follows:

“Commitment” means the Commitment Letter for the Lease dated August 15, 2003 as modified by the Amended and Restated Project Approval Letter dated April 27, 2005.

5.  Disbursing Agreement. The definition of “Disbursing Agreement is hereby added to §1.4 of the Lease:

“Disbursing Agreement” means any Construction Disbursing Agreement between Landlord and Tenant setting forth the terms and conditions pursuant to which Landlord shall make Contingent Payments to or for the benefit of Tenant for certain Project Improvements and any amendments thereto or substitutions and replacements therefore, including, but not limited to, the Construction Disbursing Agreement of even date in connection with the Lubbock Addition.

6.  Late Payment Charge. §8.5 “Late Payment Charge” of the Lease is hereby amended in its entirety as follows:

8.5 Late Payment Charge.

(a) Rent. Tenant acknowledges that any default in the payment of any installment of Rent payable hereunder will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event any Rent payable to Landlord hereunder is not paid within 10 days after the due date, Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by

Landlord. The 10-day period set forth in this section shall run concurrently with the 10-day period contemplated under §8.1(a) and shall not otherwise extend the time for payment of Rent or the period for curing any default or constitute a waiver of such default.

(b) Non-Rent Obligations. With respect to Non-Rent obligations, Tenant acknowledges that any default in the payment of any amount payable by Tenant to Landlord under this Lease will result in loss and additional expense to Landlord in servicing any indebtedness of Landlord secured by the Leased Property, handling such delinquent payments, and meeting its other financial obligations, and because such loss and additional expense is extremely difficult and impractical to ascertain, Tenant agrees that in the event such amount is not paid within 10 days after the due date or within 10 days after receipt of any invoice from Landlord (if Landlord is obligated under the terms of the Lease to provide an invoice), Tenant shall pay a late charge of 5% of the amount of the overdue payment as a reasonable estimate of such loss and expenses, unless applicable law requires a lesser charge, in which event the maximum rate permitted by such law may be charged by Landlord. The 10-day period set forth in this section shall run concurrently with the 10-day period contemplated under §8.1(a) and shall not otherwise extend the time for payment of the invoice or the period for curing any default or constitute a waiver of such default.

7.  Subordination of Payments to Affiliates. §14.6 “Subordination of Payments to Affiliates” of the Lease is hereby amended in its entirety as follows:

14.6 Subordination of Payments to Affiliates.

(a) Except as otherwise provided in §14.6(b) below, after the occurrence of an Event of Default and until such Event of Default is cured or waived in writing, Tenant and Guarantor shall not make any payments or distributions (including, without limitation, salary, bonuses, fees, principal, interest, dividends, liquidating distributions, management fees, cash flow distributions or lease payments) to Guarantor, any Affiliate, or any shareholder, member or partner of Tenant, Subtenant or any Affiliate.

(b) Notwithstanding the provisions of §14.6(a) or any other provision to the contrary contained in this Lease, [1] whether or not there is outstanding an Event of Default, the following shall be expressly permitted: [A] salaries paid to employees of the Facilities or employees of Tenant and Subtenant in the ordinary course of business; [B] equity contributions and inter-company loans from Tenant to its direct and indirect subsidiaries made in the ordinary course of business; [C] with respect to Subtenant, (i) distributions, dividends and repayments of inter-company loans to Tenant made in the ordinary course of business and (ii) payment to Tenant under the Sublease covering the Texas Facilities and provided that any such payment will be held in trust by Tenant for the sole purpose of paying Rent to Landlord; and [D] with respect to the preferred stock of Tenant issued to Saratoga, PIK dividends; and [2] so long as there is no Event of

Default under §8.1(a) of this Lease or under the Working Capital Loan, Tenant may pay cash dividends to Saratoga or to any other preferred shareholder of Tenant who is not an Affiliate of Tenant.

8.  Facility Licensure and Certification. §15.8 Facility Licensure and Certification is hereby amended in its entirety as follows:

15.8 Facility Licensure and Certification.

15.8.1 Notice of Inspection. Tenant and Subtenant, as applicable, shall [i] give written notice to Landlord within five days after an inspection of the Facility with respect to health care licensure or certification has occurred; and [ii] deliver to Landlord copies of each of the reports, notices, correspondence and all other items and documents listed under item no. 18 of Exhibit E within five days after receipt thereof. Tenant and Subtenant acknowledge that each has reviewed Exhibit E and agrees to the foregoing obligation.

15.8.2 Material Deficiencies. If Tenant or Subtenant receives a Facility survey or inspection report with material deficiencies that threatens a loss of licensure or, if applicable, certification of the Facility or the imposition of a ban on admissions to the Facility (the “Material Deficiencies”) or notice of failure to comply with a previously submitted plan of correction or an HIPDB adverse action report related to any Material Deficiencies, Tenant and Subtenant shall cure all of the Material Deficiencies and implement all corrective actions with respect thereto by the date required by the regulatory authority and shall deliver evidence of same to Landlord.

9.  Lubbock Addition Contingent Payment. The following §17.4 is hereby added to the Lease:

17.4 Lubbock Addition Contingent Payment. Tenant shall cause each Lubbock Addition Contingent Payment to be requested by submitting a Disbursement Voucher pursuant to the Disbursing Agreement. Landlord shall make Contingent Payments, but never in excess of the Lubbock Addition Contingent Payment, provided that [i] no Event of Default has occurred and is continuing, and [ii] Landlord has determined in its reasonable discretion that all other requirements for the Lubbock Addition Contingent Payment have been satisfied or waived. Unless otherwise requested by or on behalf of Tenant and agreed to by Landlord, Contingent Payments will be made not less than eight Business Days and not more than twelve Business Days following Tenant’s delivery of the Disbursement Voucher by or on behalf of Tenant.

17.4.1 Conditions. In addition to any other requirements set forth in this section, Landlord’s obligation to make Lubbock Addition Contingent Payments is subject to the conditions set forth in the Disbursing Agreement related to the Lubbock Addition Project Improvements. Landlord’s commitment to make Contingent Payments under this section shall expire on September 1, 2005.

10.  Permitted Exceptions. Exhibit B of the Lease is hereby amended to read in its entirety as set forth on Exhibit B attached hereto.

11.  Facility Information. Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C attached hereto.

12.  Affirmation. Except as specifically modified by this First Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

13.  Binding Effect. This First Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

14.  Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

15.  Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

16.  Subtenant and Consent of Guarantor. Texas-ESC Lubbock, L.P., as Subtenant and Guarantor, is signing this First Amendment for the purpose of consenting to the terms and conditions set forth herein. This First Amendment shall have no force or effect unless and until the Guarantor has executed the Consent of Guarantor set forth below.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the date first set forth above.

Signed and acknowledged in the presence of: Signature /s/ Rita J Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HEALTH CARE REIT, INC. By: /s/ Erin C. Ibele Erin C. Iblele Title: Vice President - Administration and Corporate Secretary

Signature /s/ Rita J Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HCRI MISSISSIPPI PROPERTIES, INC. By: /s/ Erin C. Ibele Erin C. Iblele Title: Vice President - Administration and Corporate Secretary

Signature /s/ Rita J Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan
HCRI MASSACHUSETTS PROPERTIES TRUST II

By: HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

By:  /s/ Erin C. Ibele
      Erin C. Iblele
       Title:  Vice President - Administration and Corporate Secretary

Signature /s/ Rita J Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HCRI TEXAS PROPERTIES, LTD. By: Health Care REIT, Inc., General Partner By: /s/ Erin C. Ibele Erin C. Iblele Title: Vice President - Administration and Corporate Secretary

Signature /s/ Tara Anderson Print Name Tara Anderson Signature /s/ Alyce Conti Print Name Alyce Conti	EMERITUS CORPORATION By: /s/ William M. Shorten William M. Shoten Title: Director of Real Estate Finance Tax I.D. No.: 91-1605464

Signature /s/ Tara Anderson Print Name Tara Anderson Signature /s/ Alyce Conti Print Name Alyce Conti	TEXAS-ESC-LUBBOCK, L.P. By: ESC G.P. II, Inc., its General Partner By: /s/ William M. Shorten William M. Shoten Title: Director of Real Estate Finance Tax I.D. No.: 91-1741861

STATE OF OHIO )
) SS:
COUNTY OF LUCAS )

The foregoing instrument was acknowledged before me this ___ day of June, 2005 by _________________________, the _________________________ of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission Expires: [SEAL]

STATE OF OHIO )
) SS:
COUNTY OF LUCAS )

The foregoing instrument was acknowledged before me this ___ day of June, 2005 by _________________________, the _________________________ of HCRI Mississippi Properties, Inc., a Mississippi corporation, on behalf of the corporation.

Notary Public

My Commission Expires: [SEAL]

STATE OF OHIO )
) SS:
COUNTY OF LUCAS )

The foregoing instrument was acknowledged before me this ___ day of June, 2005 by _________________________, the _________________________ of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

Notary Public

My commission expires: [SEAL]

STATE OF OHIO )
) SS:
COUNTY OF LUCAS )

The foregoing instrument was acknowledged before me this ___ day of June, 2005 by _________________________, the _________________________ of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited partnership organized under the laws of the State of Texas on behalf of the limited partnership.

Notary Public

My Commission Expires: [SEAL]

STATE OF WASHINGTON )
) SS:
COUNTY OF KING )

The foregoing instrument was acknowledged before me this _22nd__ day of June, 2005 by _William M. Shorten________________________, the _Director of Real Estate Finance________________________ of Emeritus Corporation, a Washington corporation, on behalf of the corporation.

Notary Public /s/ Ellie J. Keen

My Commission Expires: [SEAL] 2/28/09

STATE OF WASHINGTON )
) SS:
COUNTY OF KING )

The foregoing instrument was acknowledged before me this _22nd__ day of June, 2005 by __William M. Shorten___________, the __Director of Real Estate Finance_ of ESC G.P. II, Inc., the general partner of Texas-ESC-Lubbock, L.P., a Washington limited partnership, on behalf of the limited partnership.

Notary Public  /s/ Ellie J. Keen

My Commission Expires: [SEAL]  2/28/09

THIS INSTRUMENT PREPARED BY:

Oksana M. Ludd, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson
Toledo, Ohio 43624

CONSENT OF GUARANTOR

The undersigned Guarantor hereby [i] consents to the foregoing First Amendment, [ii] agrees to be bound by the terms and provisions of the First Amendment to the extent applicable to the undersigned pursuant to the Guaranty or the Lease, [iii] affirms the Guaranty which shall remain in full force and effect, and [iii] waives any suretyship defenses arising in connection with the First Amendment. All capitalized terms not defined herein shall have the meaning set forth in the foregoing First Amendment.

TEXAS-ESC-LUBBOCK, L.P. By: ESC G.P. II, Inc., its General Partner By: /s/ William M. Shorten Title: Director of Real Estate Finance

EXHIBIT B-1: PERMITTED EXCEPTIONS

Facility Name: Loyalton at Rancho Solano

1.	Taxes and assessments not yet due and payable.

2.
A Rancho Solano Development Agreement executed by The City of Fairfield and William L. Smith and Sally L. Smith, recorded June 12, 1985 as Instrument No. 25637 in Book 1985, page 50327 of the Official Records; First Amendment to Rancho Solano Development Agreement, recorded November 12, 1985 in Book 1985, page 107968 of the Official Records as Instrument No. 53392; and Second Amendment to Rancho Solano Development Agreement, recorded December 8, 1986 in Book 1986, page 147516 of the Official Records as Instrument No. 71771.

3.	A public service easement in favor of City of Fairfield, recorded May 1, 1991 as Instrument No. 910028835.

4.	Covenants, conditions and restrictions as set forth in the document recorded August 24, 1994 as Instrument No. 1994-00077900.

5.	An Agreement Affecting Real Property Wastewater Service Agreement executed by Smith Ranch Company and The Fairfield-Suisun Sewer District recorded March 27, 1996 as Instrument No. 1996-00019849.

6.	Easements as shown on the Parcel Map, recorded at Book 40, page 10, as follows:

(a)	Public service easement affecting the Easterly portions of Parcel 1;
(b)	Private utility easement affecting a 15-foot strip of land within the Southwesterly portion of Parcel 1;
(c)	Public service easement, private access easement and private utility easement affecting a portion of the Westerly and Southwesterly 40 feet of Parcel 1;
(d)	Public service easement affecting a meandering 40-foot strip of land within the Westerly portion of Parcel 1; and
(e)	Planting easement affecting the Easterly and Southerly 10 feet of Parcel 1.

7.	A private access easement and private utility easement in favor of Smith Ranch Company, recorded August 1, 1996 as Instrument No. 1996-00051992.

8.	A Maintenance Agreement executed by Smith Ranch Company and Fairfield Retirement Center, LLC, recorded August 1, 1996 as Instrument No. 1996-00051993.

9.	Underground utilities easement in favor of Pacific Gas and Electric Company, recorded April 8, 1997 as Instrument No. 1997-00020927.

10.	A Property Maintenance Agreement executed by Fairfield Retirement Center, LLC and the City of Fairfield, recorded September 3, 1997 as Instrument No. 1997-00057266.

11.	A cable television and communication facilities easement in favor of Century Communications, recorded May 18, 1998 as Instrument No. 1998-00037024.

12.
Any facts, rights, interests or claims which may exist or arise by reason of the following matters shown on ALTA Survey entitled “ALTA SURVEY for Northbay at Rancho Solano (Loyalton of Rancho Solano)” prepared by Carlile-Macy, dated March 27, 2002 as follows:

(a)	Temporary construction trailer, temporary overhead power poles and power lines, all being in the southwesterly portion of the property.

EXHIBIT B-2: PERMITTED EXCEPTIONS

Facility Name: Creston Village

1.	Taxes and assessments not yet due and payable.

2.	A private easement of ingress and egress in favor of the public and all owners of property contiguous thereto, recorded August 29, 1968 in Book 1486, page 510 of the Official Records.

3.	A road easement as shown on Parcel Map PR 79-119, recorded November 13, 1979 in Book 28, page 79 of Parcel Maps.

4.	Covenants, conditions and restrictions as set forth in the document recorded November 16, 1979 in Book 2203, page 54 of the Official Records.

5.	An irrevocable offer to dedicate real property to public use for roads, recorded April 22, 1997 as Instrument No. 1997-019987 of the Official Records.

6.	Easements granted to the City of El Paso De Robles recorded April 22, 1997 as Instrument No. 1997-019987 of the Official Records, as follows:

(a)	For transmit shelter affecting the Easterly portion of Parcel 1;
(b)	For non-access affecting the Westerly portion of Parcel 1;
(c)	For sidewalks affecting the Easterly portion of Parcels 1 and 2;
(d)	For open space affecting the Northerly portion of Parcel 1;
(e)	For water pipelines, appurtenances, ingress, egress, maintenance and repair easement affecting the Southwesterly portion of Parcel 1;
(f)	For sewer pipelines, appurtenances, ingress, egress, maintenance and repair easement affecting the Southwesterly portion of Parcel 1; and
(g)	For access affecting a portion of Parcel 1.

7.	Resolution by and between TDC/Emeritus Corporation Paso Robles Associates and the City of El Paso De Robles, recorded May 1, 1998 as Instrument No. 1998-025643 of the Official Records.

8.
Any rights, interest or claims which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey, dated March 26, 2002, prepared by North Coast Engineering, Inc.:

(a)	Area subject to inundation during 100-year storm affecting Northwesterly portion of Parcel 1;
(b)	The fact that block wall is located between .88’ and 1.04’ Southerly of a portion of the Northerly boundary of Parcel 1; and
(c)	The fact that block wall along the Westerly boundary is located on property to the West of Parcel 2 and portion of Parcel 1.

EXHIBIT B-3: PERMITTED EXCEPTIONS

Facility Name: Canterbury Ridge

1.	Taxes and assessments not yet due and payable.

2.	Easement in favor of the Urbana & Champaign Sanitary District, recorded June 10, 1966 in Book 824, page 580 as Document No. 747985.

3.
Covenants and restrictions provisions relating to the Eastgate Detention Basin Association and Assessments, Architectural Committee and to building setback lines, all as contained in the Subdivision No. 1 recorded June 26, 1996 in Book ”CC” at page 181 as Document No. 96R15730 and as amended in Document No. 96R30131 recorded December 6, 1996.

4.	An easement for sidewalk and utilities over the west 10 feet, for sidewalk over the westerly part of the north 15 feet, and for utilities over the North 15 feet, and the East and South 10 feet.

5.	Ordinance No. 9495-65 approving an Annexation Agreement for Meijer-Douglas-Atkins, recorded July 13, 1995 in Book 2311 at page 606 as Document No. 95R13702.

6.
Covenants, conditions and restrictions contained in the Reciprocal Construction, Operation and Easement Agreement, recorded April 4, 1995 in Book 2184 at page 660 as Document No. 95R05944 made by and between Meijer Realty Company and Clinton C. Atkins, and a Covenant and Agreement dated December 10, 1996 and recorded January 2, 1997 in Book 2480 at page 311 as Document No. 97R00173.

7.	A Partial Vacation of Plat for Eastgate Subdivision No. 1, recorded July 14, 1997 as Document No. 97R16112.

8.	Zoning Decision Sheet recorded July 23, 1997 as Document No. 97R16998.

EXHIBIT B-4: PERMITTED EXCEPTIONS

Facility Name: Loyalton of Hattiesburg

1.	Taxes and assessments not yet due and payable.

2.	Title to all minerals within and underlying the premises, together with all mining rights and other rights, privileges and immunities relating thereto.

[Remaining Permitted Exceptions to be provided post-closing]

EXHIBIT B-5: PERMITTED EXCEPTIONS

Facility Name: Loyalton of Flagstaff

1.	Taxes and assessments not yet due and payable.

2.	Any charge upon said land by reason of its inclusion in Woodlands Village Association. (All assessments which are due and payable have been paid.)

3.	Reservations contained in the Patent from the United States of America, as recorded June 17, 1949 in Book 11 of Official Records, page 147, reading as follows:

Subject to any vested and accrued water rights for mining, agricultural manufacturing, or other purposes, and rights to ditches and reservoirs used in connection with such water rights as may be recognized and acknowledged by the local customs, laws, and decisions of courts; and there is reserved from the lands hereby granted, a right of way thereon for ditches or canals constructed by the authority of the United States of America. Excepting and Reserving, also to the United States, pursuant to the provisions of the Act of August 1, 1946, (60 Stat. 755), all uranium, thorium, or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials, whether or not of commercial value, together with the right of the United States through its authorized agents or representatives at any time to enter upon the land and prospect for, mine and remove the same.

4.	Water rights, claims or title to water, whether or not the matters excepted are shown by the public records.

5.
Easements as set forth on the plat recorded in Case 4, Maps 131-131B, as located and shown on ALTA/ACSM Land Title Survey performed by Kenneth A. Krenke RPLS NO. 14671 of Northland Exploration Surveys, Inc., dated April 29, 1999, Job No. 98-016.

6.
All matters as set forth in the Covenants, Conditions, and Restrictions in instrument recorded August 1, 1984 in Docket 989, page 455, re-recorded August 1, 1985 in Docket 1043, page 182, recorded June 2, 1995 in Docket 1774, page 813, and as amended by Amendment dated May 30, 1996 and recorded June 3, 1996 in Docket 1881, page 360, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familiar status or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c).

7.	Subdivider Agreement between the City of Flagstaff and Woodlands Village, Subdivider, recorded October 5, 1987 in Docket 1182, page 954.

8.	All matters set forth in Development Agreement between City of Flagstaff and VVC, Inc., am Arizona Corporation, recorded June 9, 1995, in Docket 1776, page 263.

9.	All matters set forth in Conditional Use Permit recorded November 24, 1997 in Docket 2044, page 346.

10.
An easement for public utility and rights incident thereto as granted in instrument recorded March 10, 1999 in Docket 2214, page 580, as located and shown an ALTA/ACSM Land Title Survey performed by Kenneth A. Krenke, RPLS NO. 14671 of Northland Exploration Surveys, Inc., dated April 29, 1999, Job No. 98-016.

11.	Rights of parties in possession, as tenants only.

12.	Easement and rights incident thereto, as set forth in instrument recorded in Docket 203, page 25, for telephone and telegraph lines.

13.
Any rights, interest or claims which may exist or arise by reason of the following facts shown on a survey plat entitled ALTA/ACSM Land Title Survey of Lot 50, Woodlands Village Unit Three, Case 4, Maps 131-131B, Job No. 98-016, dated April 29, 1999, prepared by Kenneth A. Krenke, Northland Exploration Surveys, Inc.

Encroachments into setbacks:

Deck and stairs
Parking site located an the West side of the property
Asphalt roadways
Vertical curb and gutters
CMU retaining walls for detention areas

14.	EASEMENT and rights incident thereto, as set forth in instrument:

Recorded in Docket:	2214
Page:	580
Purpose:	Utilities

EXHIBIT B-6: PERMITTED EXCEPTIONS

Facility Name: Loyalton of Phoenix

1.	Taxes and assessments not yet due and payable.

2.	Reservations contained in the Patent from the United States of America, reading as follows:

Subject to any vested and accrued water rights for mining, agricultural, manufacturing, or other purposes, and rights to ditches and reservoirs used in connection with such water rights as may be recognized and acknowledged by the local customs, laws and decisions of courts; and there is reserved from the lands hereby granted, a right of way thereon for ditches or canals constructed by the authority of the United States of America.

3.	Water rights, claims or title to water, whether or not the matters excepted are shown by the public records.

4.	An easement for roadway and rights incident thereto as set forth in insolent recorded Docket 3555, page 286.

5.	A plat recorded in Book 13, page 70, of Road Maps, purporting to show a county roadway and thereafter a partial abandonment recorded in 84-039960, of Official Records.

6.	An easement for highway purposes and rights incident thereto as set forth in instrument recorded in 87-395490 of Official Records.

7.	An easement for highway purposes and rights incident thereto as set forth in instrument recorded in 87-585651 of Official Records.

8.
All matters as set forth in Revocation of Paradise Festival Declaration and Establishment of Protective Covenants, Conditions and Restrictions and Grant of Easements, dated January 22, 1997, recorded January 23, 1997 in 97-0044914, of Official Records.

9.	All matters set forth in Map of Dedication recorded in Book 457 of Maps, page 30.

10.	An easement for electric line and rights incident thereto as granted in instrument recorded September 29, 1998 in 98-864657 of Official Records.

11.	The rights of parties in possession by reason of any unrecorded lease or leases or month to month tenancies affecting any portion of the within described property.

EXHIBIT B-7: PERMITTED EXCEPTIONS

Facility Name: Park Club of Brandon

1.	Taxes and assessments not yet due and payable.

2.
Terms, conditions, declarations, uses, options, leases, agreements, easements, covenants, restrictions, and assessments, as shown in Declaration of Condominium for Brandon Village dated June 30, 1995 and recorded July 3, 1995 in Official Records Book 7808, page 1746, Public Records of Hillsborough County, Florida.

3.	Easement granted to Tampa Electric Company by Central Park Lodges, Inc., recorded October 18, 1990, in Official Records Book 6109, page 141, Public Records of Hillsborough County, Florida.

4.
Rights, duties, obligations, covenants, conditions, terms and other matters as set out in Agreement dated April 11, 1990, between Paragon Communications d/b/a Paragon Cable and Central Park Lodges, Inc., as referenced in Memorandum of Agreement between same parties recorded in Official Records Book 6051, page 496, Public Records of Hillsborough County, Florida.

5.
Perpetual Utility Easement granted to Hillsborough County, a Political Subdivision of the State of Florida, by Central Park Lodges, Inc., recorded March 26, 1991, in Official Records Book 6225, page 1557, Public Records of Hillsborough County, Florida.

6.	Any claim by the Condominium Association for assessments, resulting from the effect of Florida Statutes 718.116(5)(a) and the provisions of Chapter 718 of the Florida Statutes as amended.

7.	Rights of parties in possession, as tenants only, under unrecorded occupancy agreements.

EXHIBIT B-8: PERMITTED EXCEPTIONS

Facility Name: Park Club of Fort Myers

1.	Taxes and assessments not yet due and payable.

2.
Rights of Robert Cody Brown, Trustee, his successors, legal representatives and assigns, forever, and all persons claiming by, through or under the same, by virtue of that certain reservation (grant or lease, etc.) of the oil, gas and/or minerals lying within the lands as described in that certain Deed, recorded March 22, 1949, in Deed Book 193, page 377, Public Records of Lee County, Florida.

3.
Easement for roadway and public utility purposes disclosed in Warranty Deed from McIntyre, Inc., a Florida corporation, to Tindale, Inc., a Florida corporation, dated December 29, 1978, recorded in Official Records Book 1338, page 442, Public Records of Lee County, Florida.

4.
Terms, covenants, conditions, right, duties and obligations contained in Road Maintenance Agreement between Arbor Living Centers of Florida, Inc., McIntyre, Inc., and Flamborough Group, Inc., dated July 7, 1987, recorded July 7, 1987, in Official Records Book 1927, page 4693, Public Records of Lee County, Florida.

5.
Easement granted to United Telephone Company of Florida, from Leslie T. Ahrenholz, dated November 16, 1987, recorded November 25, 1987, in Official Records Book 1955, page 1572, Public Records of Lee County, Florida.

6.	Rights of parties in possession, as tenants only, under unrecorded occupancy agreements.

EXHIBIT B-9: PERMITTED EXCEPTIONS

Facility Name: Park Club of Oakbridge

1.	Taxes and assessments not yet due and payable.

2.
Terms, conditions, declarations, uses, options, leases, agreements, easements, covenants, restrictions, and assessments, as shown in Declaration of Covenants, Conditions and Restrictions (Oakbridge Owners’ Association No. One, Inc.), recorded July 2, 1986, in Official Records Book 2435, page 960; together with Amendments recorded January 28, 1987, in Official Records Book 2495, page 1256, recorded October 26, 1989, in Official Records Book 2791, page 992, Book 3670 page 1026, Book 4532 page 1964, and Book 4703 page 287, all in the Public Records of Polk County, Florida.

3.
Terms, conditions, declarations, uses, options, leases, agreements, easements, covenants, restrictions, and assessments, as shown in Declaration of Condominium of Oakbridge at Lakeland, a condominium, recorded in Official Records Book 3549, page 835, Public Records of Polk County, Florida.

4.	Any claim by the Condominium Association for Assessments recorded after date of the deed to which this exhibit is attached, resulting from the effect of Florida Statute 718.116(5)(a).

5.
Drainage Easement (Parcel Five), as disclosed in the Deed from Drummond Company, Inc., an Alabama Corporation, to Polk County, a Florida Political Subdivision, dated March 23, 1987, Recorded May 8, 1987, in Official Records Book 2526, page 1074, Public Records of Polk County, Florida.

6.
Recreation, Landscape and Utility Easement Grant granted to Oakbridge Owners’ Association No. One, Inc., a Florida not-for-profit corporation, from Drummond Company, Inc., an Alabama corporation, dated October 23, 1989, recorded October 26, 1989, in Official Records Book 2791, page 997, Public Records of Polk County, Florida.

7.
Public Utility Easement granted to City of Lakeland, Florida, from Central Park Lodge, Inc., a Delaware corporation, dated July 1, 1991, recorded July 30, 1991, in Official Records Book 2997, page 1870, Public Records of Polk County, Florida.

8.
Public Utility Easement granted to City of Lakeland, Florida, from Central Park Lodge, Inc., a Delaware corporation, dated July 1, 1991, recorded July 30, 1991, in Official Records Book 2997, page 1872, Public Records of Polk County, Florida.

9.
Public Utility Easement granted to City of Lakeland, Florida, from Central Park Lodge, Inc., a Delaware corporation, dated July 1, 1991, recorded July 30, 1991, in Official Records Book 2997, page 1874, Public Records of Polk County, Florida.

10.
Public Utility Easement granted to City of Lakeland, Florida, from Central Park Lodge, Inc., a Delaware corporation, dated July 1, 1991, recorded July 30, 1991, in Official Records Book 2997, page 1876, Public Records of Polk County, Florida.

11.
Terms and provisions contained in the Indemnification Agreement, dated November 11, 1991, between Central Park Lodge, Inc., and the City of Lakeland, Florida, recorded November 26, 1991, in Official Records Book 3038, page 391; and re-recorded December 18, 1991, in Official Records Book 3045, page 2190, Public Records of Polk County, Florida.

12.
Public Utility Easement granted to City of Lakeland, Florida, from Central Park Lodge, Inc., a Delaware corporation, dated January 29, 1992, recorded March 11, 1992, in Official Records Book 3075, page 196, Public Records of Polk County, Florida.

13.	Rights of parties in possession, as tenants only, pursuant to unrecorded occupancy agreements.

14.
Terms and conditions of the Easement/Maintenance/Quitclaim Agreement between Drummond Company, Inc., an Alabama corporation, Oakbridge Owners’ Association No. One, Inc., a Florida not-for-profit corporation and The Falls at Oakbridge Office Condominium Association, Inc., a Florida not-for-profit corporation, dated as of March 4, 1998, recorded March 31, 1998 in O.R. Book 4000, page 707, Polk County Records.

15.	Terms and conditions of that certain Easement and Maintenance Agreement recorded in Official Records Book 4409, page 908.

EXHIBIT B-10: PERMITTED EXCEPTIONS

Facility Name: Colonial Park Club

1.	Taxes and assessments not yet due and payable.

2.	Water and Sewer Extension Agreement recorded in Official Records Book 1953, page 1204.

3.	Permanent Easement in favor of Sarasota County recorded in Official Records Book 1992, page 1931.

4.	Easement in favor of Florida Power & Light Company recorded in Official Records Book 2082, page 2807.

5.	Easement in favor of Atlantic Utilities of Sarasota, Inc. recorded in Official Records Book 2482, page 936.

6.	Permanent Easement (Lift Station) in favor of Atlantic Utilities of Sarasota, Inc. recorded in Official Records Book 2482, page 945.

7.	Grant of Easement in favor of Storer Cable Communications of West Florida, Inc. recorded in Official Records Book 2770, page 766.

8.
Terms and Conditions of Lease as shown in Memorandum of Lease by and between Health Care REIT, Inc. (Lessor) and Emeritus Corporation (Lessee), dated September 30, 2003 and recorded in Instrument #20032049975.

EXHIBIT B-11: PERMITTED EXCEPTIONS

Facility Name: Ridgewind

1.	Taxes and assessments not yet due and payable.

2.	Levies and assessments under the Fort Hall Irrigation Project for the year 2003 and subsequent years.

3.	10 foot wide Utility Easement affecting the West side of subject property as disclosed by the recorded plat of Ridgewind Subdivision, Instrument No. 96012449.

4.	An easement for the purposes shown below and right incidental thereto as set forth in document:

Granted to:	Idaho Power Company
Purpose:	Public Utilities
Recorded:	November 3, 1995
Instrument No.:	95016515 of Official Records

5.	Rights of parties in possession, as tenants only, under unrecorded occupancy agreements.

EXHIBIT B-12: PERMITTED EXCEPTIONS

Facility Name: Loyalton of Coeur D’Alene

1.	Taxes and assessments not yet due and payable.

2.	Rights of parties in possession, as tenants only, under unrecorded occupancy agreements.

3.	An easement for the purpose shown below and rights incidental thereto as set forth in a document:

Granted to:	Washington Water Power Company
Purpose:	Public Utilities
Recorded:	February 23, 1977
Recording No.:	Book 281 of Deeds, page 373, Records of Kootenai County, Idaho

4.	An easement for the purpose shown below and rights incidental thereto as set forth in a document:

Granted to:	City of Coeur D’Alene
Purpose:	Public Roadway
Recorded:	March 16, 1982
Recording No.:	Book 317 of Deeds, page 68, Records of Kootenai County, Idaho

The land described in said easement is wholly located within the limits of 2nd Street.

5.	An easement for the purpose shown below and rights incidental thereto as set forth in a document:

Granted to:	City of Coeur D’Alene
Purpose:	Public Roadway
Recorded:	March 16, 1982
Recording No.:	Book 317 of Deeds, page 68, Records of Kootenai County, Idaho

The land described in said easement is wholly located within the limits of Anton Avenue.

EXHIBIT B-13: PERMITTED EXCEPTIONS

Facility Name: Highland Hills

1.	Taxes and assessments not yet due and payable.

2.	Easements shown on Plat of East Village 2nd Addition, Instrument No. 91000937:

(a)	55-foot wide drainage easement affecting the Northern portion of subject property
(b)	15-foot wide utility easement affecting the Northeast portion of subject property.

3.	Easement for roadway granted to Lutheran Church, Missouri Synod recorded as Instrument No. 646828.

4.	An easement for the purpose shown below and rights incidental thereto as set forth in document:

Granted to:	Intermountain Gas Company
Purpose:	Public Utilities
Recorded:	December 23, 1986
Instrument No.:	786788 of Official Records

5.	An easement for the purpose shown below and rights incidental thereto as set forth in document:

Granted to:	Idaho Power Company
Purpose:	Public Utilities
Recorded:	November 14, 1991
Recording No.:	90014597 of Official Records

6.
Provisions in Deed recorded October 1, 1996 as Instrument No. 96016751 retaining as easement for Public Utilities and Ingress and Egress said easement being the same as disclosed on Record of Survey recorded September 30, 1994, as Instrument No. 94017802.

7.	Rights of parties in possession, as tenants only, under unrecorded occupancy agreements.

EXHIBIT B-14: PERMITTED EXCEPTIONS

Facility Name: Loyalton of Hagerstown

1.	Taxes and assessments not yet due and payable.

2.	Special Assessments.

3.	Water rent and sewer service charges.

4.	Unrecorded leases and tenants in possession.

5.
Right of Way from Lewis M Miller and Grace E. Miller, his wife, to Columbia Gas of Maryland, Inc. recorded Liber 884 at folio 514. This right of way is also labeled and shown on plat recorded on August 10, 1994 as Plat Number 4408 and the line of that easement is shown, but not labeled on plat recorded on March 3, 1998 as Plat Number 5577.

6.
Plat entitled Final Plat of Subdivision Lot 1 Emeritus Assisted Living Facility recorded in the Land Records of Washington County, Maryland on March 3, 1998 as Plat No. 5577 shows or discloses the following:

(a)	Minimum building restriction lines established and shown.
(b)	Stormwater management easement established and shown.
(c)	Twenty foot (20”) sanitary easement established and shown.
(d)	Eight foot (8”) (along side or rear lines) and ten foot (10”) (along front line) drainage and utility easements established, but not shown.
(e)	References to proposed use as an assisted living facility, the zoning ordinance, Board of Zoning Appeals case (Docket No. AP97-049) set forth in Notes.
(f)	Possible watershed effect set forth in Notes.
(g)	Matters relating to address assignments, accessories and forest conservation ordinance set forth in Notes.

Note indicates that the subdivision plat recorded at Plat No. 5577 and the approved site plan address the requirements recorded at Plat No. 4408:

Note 6: 60 feet from the center of Robinwood Drive is dedicated for future road widening.

7.
Terms and conditions affecting appurtenant easements established in Roadway and Access Easement Agreement by and between Triad Properties, a Maryland General Partnership, and Meditrust Company LLC, a Delaware limited liability company, dated April 27, 1998 and recorded April 30, 1998 in Liber 1406 at folio 600 among the Land Records of Washington County, Maryland. NOTE: There are indemnification provisions in paragraphs 4 and 5, which will survive the public dedication of Rose Bank Way.

8.
Easements burdening Parcel 1 and terms and conditions affecting appurtenant easements established in Reciprocal Sewer Easement Agreement by and between Triad Properties, a Maryland General Partnership, and Meditrust Company LLC, a Delaware limited liability company, dated April 27, 1998 and recorded April 30, 1998 in Liber 1406 at folio 608 among the Land Records of Washington County, Maryland. NOTE: There are indemnification provisions in paragraphs 4 an 5 which will survive the public dedication of Rose Bank Way and establishment of easement over the same.

9.
Terms and conditions affecting appurtenant easements established in Water Easement Agreement by and between Triad Properties, a Maryland General Partnership, and Meditrust Company LLC, a Delaware limited liability company, dated April 27, 1998 and recorded April 30, 1998 in Liber 1406 at folio 617 among the Land Records of Washington County, Maryland.

10.
Easements established in Stormwater Easement Agreement by and between Triad Properties, a Maryland General Partnership, and Meditrust Company LLC, a Delaware limited liability company, dated April 27, 1998 and recorded April 30, 1998 in Liber 1406 at folio 625 among the Land Records of Washington County, Maryland.

11.
Inspection and Maintenance Agreement of Private Stormwater Management Facilities by and between Meditrust Company LLC, a Delaware limited liability company, and Washington, County, Maryland dated June 16, 1998 and recorded July 14, 1998 in Liber 1425 at folio 414 among the Land Records of Washington County, Maryland.

12.
Terms and conditions concerning the development and construction of a 100 unit assisted living facility situate on the insured property disclosed in Collateral Assignment of Developer Agreement by and between Emeritus Properties I, Inc. and Meditrust Acquisition Corporation I recorded October 6, 1998 in Liber 1444 at folio 262 and Assignment and Assumption of Developer Agreement by and between Emeritus Properties I, Inc. and Emeritus Corporation recorded October 6, 1998 in Liber 1444 at folio 291.

13.
Right of Way Agreement by and between Meditrust Company LLC, a Delaware limited liability company, and The Potomac Edison Company dated February 10, 1999 and recorded March 8, 1999 in Liber 1479 at folio 548 among the Land Records of Washington County, Maryland.

14.	Plat of subdivision recorded as Plat No. 4408 discloses the following:

(a)	Owners statement as set forth thereon;
(b)	Note as set forth thereon;
(c)	Gas markers.

15.
Conditions accompanying the subordination of the lien secured by the Indemnity Deed of Trust recorded in Liber 1209 at folio 134 to the benefit of the easements established in agreements recorded in Liber 1406 at folios 600, 608 and 617 set forth in Subordination, Non-Disturbance and Recognition by and between Citizens National Bank of Southern Pa. and Meditrust Company LLC, a Delaware limited liability company, dated April 28, 1998 and recorded April 30, 1998 in Liber 1406 at folio 633 among the Land Records of Washington County, Maryland.

EXHIBIT B-15: PERMITTED EXCEPTIONS

Facility Name: Pines of Tewksbury

1.	Taxes and assessments not yet due and payable.

2.	Rights of parties in possession, as tenants only, under unrecorded occupancy agreements.

3.
Utility Easement from Silver Lake Evangelical Camp Meeting Association to Lowell Electric Light Corp., dated July 9, 1926 and recorded with Middlesex North District Registry of Deeds in Book 739, page 150 and delineated in Plan Book 49, page 14B.

4.	Drainage Easement to the Commonwealth of Massachusetts, dated August 5, 1936 and recorded with Middlesex North District Registry of Deeds in Book 885, page 294.

5.
Rights and Easement granted by Marvin Blank, Managing Partner of the High Point General Partnership/TMA to New England Telephone and Telegraph Company dated November 2, 1989 and recorded with the Middlesex North District Registry of Deeds in Book 5061, Page 26.

6.
Survey plan entitled “ALTA/ASCM Title Survey (Class A) 2580 Main Street”, Tewksbury, MA., owned by: Emeritus Corporation, dated February 29, 1996, scale 1” = 40’, prepared by Cuoco & Cormier Engineering Associates, Inc. Civil Engineers - Land Surveyors, disclosed the following matters:

(a)	Parking spaces and various improvements located within the 50 foot minimum setback line along Main Street;
(b)	Parking spaces and various improvements located within the 30 foot sideyard setback line along Westerly boundary line;
(c)	Driveway, pavement and stockage fence located within the 15 foot sideyard setback line along the Easterly boundary line; and
(d)	Curbing and sign located within Main Street.

7.
Terms and provisions of Order of Conditions from Tewksbury Conservation Commission to Paul E. Allen and Doris M. Allen dated September 19, 1988 and recorded with said Deeds in Book 4673, page 319, as amended by an Order of the Tewksbury Conservation Commission dated November 23, 1988 and recorded with said Deeds on December 22, 1988 in Book 4758, page 125, as affected by Certificate of Compliance recorded in Book 5283, page 319.

8.
Terms and provisions of a Special Permit granted by the Tewksbury Board of Appeals to High Point Partnership recorded with said Deeds in Book 4401, page 244, as extended by grant of said Board of Appeals dated October 24, 1988 and recorded with said Deeds in Book 4758, page 124.

9.	Terms and Provisions of Special Permit granted by the Town of Tewksbury Planning Board to High Point General Partnership/TMA, recorded with said Deeds in Book 4758, page 158.

10.	Terms and provisions of a Special Permit from the Town of Tewksbury Board of Selectmen to High Point General Partnership recorded with said Deeds in Book 4758, page 163.

11.	Terms and provisions of a Special Permit granted by the Town of Tewksbury Board of Appeals dated August 11, 1994, recorded with said Deeds in Book 7349, page 215.

12.	Matters shown on Preliminary ALTA/ACSM Survey prepared by Cuoco & Cormier, dated February 25, 1999, Job #99-02-23:008, of 2580 Main Street, Tewksbury, MA:

(a)	Wetlands Area visible on premises.

EXHIBIT B-16: PERMITTED EXCEPTIONS

Facility Name: Loyalton of Lakewood

1.	Taxes and assessments not yet due and payable.

2.	Rights of the public in and to that portion of premises lying in the bed of Southwestern Drive.

3.	Terms, covenants, conditions and restrictions contained in an instrument recorded in Liber 2379 of Deeds at page 154 on December 31, 1997.

4.	Easement Agreement between June Holmes Fagerstrom and Village of Lakewood for Water Main replacement dated December 31, 1997 and recorded December 31, 1997 in Liber 2379 of Deeds, page 159.

5.	Memorandum of Lease made by Meditrust Company LLC to Painted Post Properties, Inc., dated September 15, 1998 and recorded September 23, 1998 in Liber 2397 of Deeds at page 62.

6.	Exceptions as disclosed by Survey made by Michael J. Rodgers, R.P.L.S. 49232 of Michael J. Rodgers Land Surveyor, PC, dated July 27, 1999, last revised September 7, 1999, as follows:

(a)	Water line, utility pole, electric and telephone lines, storm sewer and sanitary sewer along easterly line within bed of roadway.

EXHIBIT B-17: PERMITTED EXCEPTIONS

Facility Name: Meadowbrook

1.	Taxes and assessments not yet due and payable.

2.	Rights of parties in possession, as tenants only, under unrecorded occupancy agreements.

3.	Regulations, including levies, assessments, water and irrigation rights and easement for ditches and canals of the Owyhee Irrigation District.

4.	An easement, including the terms and provisions thereof:

In favor of:	City of Ontario, a municipal corporation
Purpose:	Perpetual Utility Easement
Affects:	The west 30 feet of Parcel 1
Dated:	February 2, 1976
Recorded:	February 10, 1977
Recording No.:	26086 of Deed Records

5.	An easement, including the terms and provisions thereof:

In favor of:	The City of Ontario, a municipal corporation
Purpose:	Utility easement for water and sewer lines across the west 30 feet of Parcel 2
Dated:	January 16, 1976
Recorded:	February 10, 1977
Recording No.:	26084 of Deed Records

6.	An easement, including the terms and provisions thereof:

In favor of:	Kevin T. Hill and Kathie A. Hill, husband and wife
Purpose:	Building setback to comply with the City of Ontario zoning ordinances, 16 feet wide and 101.33 feet long, adjoining said property along the south line of Parcel No. 1
Dated:	November 7, 1995
Recorded:	January 9, 1996
Recording No.:	96-204 of Deed Records

7.	The following matters shown on the survey prepared by Gaschler & Cummings, Civil Engineering and Land Surveying, dated May 5, 1997, designated as Job No. SO-3297, Drawing No. S03297-C681:

(a)	Fence encroaching onto Parcel 1 by 1.0 feet
(b)	Fence encroaching onto Parcel 1 by 0.5 feet
(c)	Building encroaching into 30.0 foot sewer easement by 0.30 feet and overhang by 2.3 feet along the west line.

EXHIBIT B-18: PERMITTED EXCEPTIONS

Facility Name: Anderson Place

1.	Taxes and assessments not yet due and payable.

2.
Easements granted to City of Anderson, its successors and assigns, dated October 13, 1986 for the purpose of operating, maintaining, repairing; altering and replacing and/or removing sewer pipelines recorded in Record Book 20X, at page 394 on October 14, 1986 fifteen feet wide as shown on the Farmers & Simpson Engineers plat dated February 24, 1999.

3.
Easement granted to Duke Power Company dated November 23, 1983 for the overhead or underground lines for transmitting and distributing power by electricity over a portion of said land recorded in Record Book 20D, at page 907 on January 13, 1984.

4.
Easement granted to Duke Power Company dated April 16, 1984 for the overhead or underground lines for transmitting and distributing power by electricity, and for communicative purposes over a portion of said land recorded in Record Book 20T, at page 567 on April 22, 1984.

5.
Easement. Protective Covenants and Restrictions, and the terms and provisions contained therein dated October 31, 1983 and recorded in Record Book 20C, at page 744 on November 3, 1983. These recorded restrictive covenants reserve a 10 foot easement for the purpose of installing and maintaining municipal and public utility facilities, and for such other purposes incidental to the development of the property across and through the property.

6.	Rights of the public and others in and to the use of the portion of premises within the bounds of Simpson Road.

7.	Rights of parties in possession, as tenants only; under unrecorded occupancy agreements.

EXHIBIT B-19: PERMITTED EXCEPTIONS

Facility Name: Elmbrook Estates

1.	Shortages in area.

2.	Homestead or community property or survivorship rights, if any, of any spouse of any insured.

3.	Any titles or rights asserted by anyone, including but not limited to, persons, the public, corporations, governments or other entities:

a.	to tidelands, or lands comprising the shores or beds of navigable or perennial rivers and streams, lakes, bays, gulfs or oceans; or
b.	to lands beyond the line of the harbor or bulkhead lines as established or changed by any government; or
c.	to filled-in lands, or artificial islands; or
d.	to statutory water rights, including riparian rights, or
e.	to the area extending from the line of mean low tide to the line of vegetation, or the right of access to that area or easement along and across that area.

4.
Standby fees, taxes and assessments by any taxing authority for the year 2003 and subsequent years, and subsequent taxes and assessments by any taxing authority for prior years due to change in land usage or ownership.

5.	The following matters and all terms of the documents creating or offering evidence of the matters:

a.	Rights or claims of parties in possession, as residents only, with no purchase options and no rights of first refusal.
b.	Mineral estate and interest described in instrument recorded in Volume 253, Page 272, Deed Records, Lubbock County, Texas.
c.	Rights incident to the ownership and lessees of 1/4th non-participating royalty of the minerals reserved in Volume 253, Page 282, Deed Records, Lubbock County, Texas.

EXHIBIT B-20: PERMITTED EXCEPTIONS

Facility Name: Loyalton of Staunton

1.	Taxes and assessments not yet due and payable.

2.
A 30-foot wide easement granted to Virginia Electric and Power Company by Gail G. Brown by instrument dated June 30, 1997, recorded in Deed Book 394, page 236, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcels 1 and 2)

3.
A 15-foot wide easement granted to Virginia Electric and Power Company by Meditrust Company, LLC, by instrument dated January 22, 1999, recorded in Deed Book 418, page 354, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcel 1)

4.
A 20-foot wide easement for sanitary sewer lines granted to the City of Staunton, Virginia, by Gail G. Brown and David W. Brown by instrument dated July 2, 1997, recorded in Deed Book 394, page 241, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcel 2)

5.
A 20-foot wide easement for sanitary sewer lines granted to the City of Staunton, Virginia, by Gail G. Brown and David W. Brown by instrument dated July 11, 1994, recorded in Deed Book 353, page 414, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcel 2)

6.
A 20-foot wide easement for water lines granted to the Augusta County Service Authority by Gail G. Brown by instrument dated June 6, 1989, recorded in Deed Book 296, page 781, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcels 2 and 3)

7.
A 30-foot wide easement for water lines granted to the City of Staunton by Gail G. Brown by instrument dated September 26, 1988, recorded in Deed Book 289, page 220, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcels 2 and 3)

8.
A 10-foot wide easement for water lines granted to the City of Staunton, Virginia, by Russell S. Harper and Eleanor G. Harper, by instrument dated March 22, 1955, recorded in Augusta County Deed Book 408, page 474, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcel 2)

9.
A 30-foot wide easement for water lines granted to the City of Staunton, Virginia, by Flora A. Harper and Samuel H. Harper, by instrument dated October 5, 1925, recorded in Augusta County Deed Book 223, page 175, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcels 2 and 3)

10.
A 20-foot wide drainage easement granted to the City of Staunton, Virginia, by Russell S. Harper and Eleanor F. Harper, by instrument dated August 11, 1983, recorded in Augusta County Deed Book 802, page 427, crossing the land near its southeast corner as shown on plat of Hillsmere Subdivision, made by Brunk & Hylton Engineering, Inc., dated February 20, 1998, recorded in Deed Book 401, page 135, located as shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4. (Parcels 1 and 2)

11.	Terms and provisions of Easement Agreement between Emeritus Corporation and Meditrust Company LLC, dated June 15, 1998, recorded in Deed Book 404, page 356.

12.
The following matters shown on plat of ALTA/ACSM Land Title Survey prepared by Jerry L. Brunk, R.P.L.S. No. 1323 of Brunk & Hylton Engineering, Inc., dated July 7, 1999, last revised August 6, 1999, Project No. 97007.4:

(a)	storm sewer extending from easterly portion of the land into the right of way of Hillsmere Lane;
(b)	underground telephone lines extending from the easterly portion of the land into the right of way of Hillsmere Lane.

EXHIBIT B-21: PERMITTED EXCEPTIONS

Facility Name: Fairhaven Estates

1.	Taxes and assessments not yet due and payable.

2.
General property taxes and service charges, as follows, together with interest, penalty and statutory foreclosure costs, if any, after delinquency (1st half delinquent on May 1; 2nd half delinquent on November 1):

Tax Account No.:	370307 079462 0000
Year	Billed	Paid	Balance
2003	$27,230.99	$13,615.50	$13,615.49

3.	Terms and conditions, provisions contained in the document entitled “Planned Development Contract” recorded June 30, 1988 under Recording No. 1606595.

4.	Easement and the terms and conditions thereof:

Grantee:	Puget Sound Power and Light Company, a Washington corporation
Purpose:	Electric transmission and/or distribution system
Area Affected:	A portion of said premises and other property
Recorded:	September 9, 1988
Recording No.:	1613831

5.	Easement and the terms and conditions thereof:

Grantee:	City of Bellingham
Purpose:	Water line
Area Affected:	A portion of said premises and other property
Recorded:	September 6, 1996
Recording No.:	960906061

6.	MDU Service Agreement and the terms and conditions thereof:

Recording No.:	1980901943
Regarding:	Between TCI Cablevision of Washington, Inc. and Fairhaven Estates

7.	All covenants, conditions, restrictions, reservations, easements or other servitudes, if any, disclosed by lot line adjustment recorded under Recording No. 940208060.

8.	The following matters shown on the survey prepared by Bock & Clark’s National Surveyors Network, dated April 28, 2003, last revised May 23, 2003, designated as Project No. 20030006-008:

a.	There exists an observable encroachment on the West property line which consists of a board fence.
b.	Waterline easement to City of Bellingham, Auditor’s File Number 960906061, Easement “A” extends 0.54 feet onto neighbors property at the Southeast corner of said easement.
c.	Waterline easement to City of Bellingham, Auditor’s File Number 960906061 also extends 4.72 feet into the Southeast wing of onsite building.

9.	Amended and Restated Leasehold Mortgage/Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing and the terms and conditions thereof:

Grantor:	Emeritus Corporation, a Washington corporation
Trustee:	Transnation Title Insurance Company and others for other property on Deed of Trust
Beneficiary:	Health Care REIT, Inc., a Delaware corporation
Original Amount:	$25,800,000.00
Dated:	September 30, 2003
Recorded:	October 2, 2003
Recording No.:	2031000435

EXHIBIT B-22: PERMITTED EXCEPTIONS

Facility Name: Evergreen Lodge

1.	Taxes and assessments not yet due and payable.

2.
General property taxes and service charges, as follows, together with interest, penalty and statutory foreclosure costs, if any, after delinquency (1st half delinquent on May 1; 2nd half delinquent on November 1):

Tax Account No.:	0821049088
Year	Billed	Paid	Balance
2003	$76,424.92	$38,212.46	$38,212.46

3.	Easement and the terms and conditions thereof:

Grantee:	The Pacific Telephone and Telegraph Company
Purpose:	Telephone and telegraph system(s)
Area Affected:	A portion of said premises
Recorded:	March 25, 1941
Recording No.:	3153813

4.	Easement and the terms and conditions thereof:

Grantee:	The Pacific Telephone and Telegraph Company
Purpose:	Telephone and telegraph system(s)
Area Affected:	A portion of said premises
Recorded:	March 25, 1941
Recording No.:	3153814

5.	Right to make necessary slopes for cuts or fills upon the land herein described as granted to King County by deed recorded under Recording Nos. 4612073 and 4612074.

6.	Easement and the terms and conditions thereof:

Grantee:	Pacific Northwest Bell Telephone Company
Purpose:	Underground communication lines
Area Affected:	A portion of said premises
Recorded:	August 24, 1978
Recording No.:	7808240902

7.	Easement and the terms and conditions thereof:

Grantee:	Puget Sound Power & Light Company
Purpose:	Underground electric system
Area Affected:	The east and south 10 feet of said premises
Recorded:	December 13, 1978
Recording No.:	7812130802

8.	Easement and the terms and conditions thereof:

Recorded:	January 17, 1992
Recording No.:	9201070879
Regarding:	Easement and Right of Entry Agreement for cable television distribution system

9.	Easement and the terms and conditions thereof:

Recorded:	June 11, 1979
Recording No.:	7906110870
Regarding:	Domestic water supply and costs related thereto

10.	The following matters shown on the survey prepared by DRYCO Surveying, Incorporated, dated March 7, 2000, last revised March 30, 2000, designated as Project No. _______________:

a.	Paving encroaches into Easterly and Southerly adjoiners.
b.	18 inch C.M.P. encroaching from Southerly property line onto adjacent property.
c.	Existing wooden crossarms on power poles along West line encroach 2 feet.

11.	Amended and Restated Leasehold Mortgage/Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing and the terms and conditions thereof:

Grantor:	Emeritus Corporation, a Washington corporation
Trustee:	Transnation Title Insurance Company, and others for other properties on Deed of Trust
Beneficiary:	Health Care REIT, Inc., a Delaware corporation
Original Amount:	$25,800,000.00
Dated:	September 30, 2003
Recorded:	October 2, 2003
Recording No.:	20031002001513

EXHIBIT B-23: PERMITTED EXCEPTIONS

Facility Name: Hearthstone Inn

1.	Taxes and assessments not yet due and payable.

2.
General property taxes and service charges, as follows, together with interest, penalty and statutory foreclosure costs, if any, after delinquency (1st half delinquent on May 1; 2nd half delinquent on November 1):

Tax Account No.:	31-1317-000
Year	Billed	Paid	Balance
2003	$57,027.94	$28,513.97	$28,513.97

3.	Easement and the terms and conditions thereof:

Grantee:	Public Utility District No. 2
Purpose:	Electric distribution lines together with necessary appurtenances
Area Affected:	A portion of Lot 16, Block 1, Lakeview Terrace Unit 1, addition to Moses Lake
Recorded:	April 2, 1953
Recording No.:	200051

4.	Easement and the terms and conditions thereof:

Grantee:	Public Utility District No. 2
Purpose:	Electric distribution lines together with necessary appurtenances
Area Affected:	Over the above described parcel of land as being 20 feet in width, 10 feet on either side of the distribution line and/or appurtenances as constructed
Recorded:	December 26, 1985
Recording No.:	780267

5.	Easement and the terms and conditions thereof:

Grantee:	Pacific Northwest Bell Telephone Company
Purpose:	Electric distribution lines, together with necessary appurtenances
Area Affected:	A 5 foot by 5 foot easement in the extreme northeast corner of Lot 1
Recorded:	March 25, 1986
Recording No.:	783646

6.	All covenants, conditions, restrictions, reservations, easements or other servitudes, if any, disclosed by short plat recorded under Recording No. 805501.

7.	All covenants, conditions, restrictions, reservations, easements or other servitudes, if any, disclosed by the recorded plat of Lakeview Terrace Unit 1, addition to Moses Lake Volume 3, page 34.

8.	The following matters shown on the survey prepared by Bock & Clark’s National Surveyors Network, dated September 16, 2003, designated as Project No. 20030006-009:

a.  Encroachment of sign onto City Right of Way by 1.5 feet.
b.  Encroachment of building onto City 15 feet minimum sideyard setback by 0.68 feet.
c.  Encroachment of building onto City 15 feet minimum sideyard setback by 0.69 feet.

12.	Deed of Trust and the terms and conditions thereof:

Grantor:	Amended and Restated Leasehold Mortgage/Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing
Trustee:	Transnation Title Insurance Company and others for other property on Deed of Trust
Beneficiary:	Health Care REIT, Inc., a Delaware corporation
Original Amount:	$25,800,000.00
Dated:	September 30, 2003
Recorded:	October 3, 2003
Recording No.:	1135311

EXHIBIT C: FACILITY INFORMATION

Facility Name Licensed Operator	Street Address County	Facility Type (per license) Beds/Units
Loyalton at Rancho Solano (“Fairfield Facility”) Fairfield Retirement Center, LLC	3350 Cherry Hills Street Fairfield, CA 94533 County: Solano	Residential Care Facility for the Elderly 250 licensed beds 172 units
Creston Village (“Paso Robles Facility”) Emeritus Corporation	1919 Creston Road Paso Robles, CA 93446 County: San Louis Obispo	Residential Care Facility for the Elderly/Dementia 115 licensed beds 100 units
Canterbury Ridge (“Urbana Facility”) Emeritus Corporation	1706 East Amber Lane Urbana, IL 61802 County: Champaign	Retirement 89 units
Loyalton of Hattiesburg (“Hattiesburg Facility”) Emeritus Corporation	103 Fox Chase Street Hattiesburg, MS 39402 County: Forrest	Institution for the Aged or Infirmed 83 licensed beds 82 units
Loyalton of Flagstaff (“Flagstaff Facility”) Emeritus Corporation	2100 N. Woodlands Village Blvd. Flagstaff, AZ 86001 County: Coconino	Assisted Living 67 licensed beds 61 units
Loyalton of Phoenix (“Phoenix Facility”) Emeritus Corporation	4050 Bluefield Ave. Phoenix, AZ 85032 County: Maricopa	Assisted Living 101 licensed beds 101 units
Park Club of Brandon (“Brandon Facility”) Emeritus Corporation	700 S. Kings Ave. Brandon, FL 33511 County: Hillsborough	Assisted Living 100 licensed beds 89 units
Park Club of Fort Myers (“Fort Myers Facility”) Emeritus Corporation	1896 Park Meadows Dr. Fort Myers, FL 33907 County: Lee	Assisted Living 116 beds 74 units
Park Club of Oakbridge (“Lakeland Facility”) Emeritus Corporation	3110 Oakbridge Blvd. East Lakeland, FL 33803 County: Polk	Assisted Living 110 licensed beds 87 units
Colonial Park Club (“Sarasota Facility”) Emeritus Corporation	4730 Bee Ridge Rd. Sarasota, FL 34231 County: Sarasota	Assisted Living 110 licensed beds 86 units

Ridgewind (“Chubbuck Facility”) Emeritus Corporation	4080 Hawthorne Rd. Chubbuck, ID 83202 County: Bannock	Assisted Living 109 licensed beds 79 units
Loyalton of Coeur D’Alene (“Coeur D’Alene Facility”) Emeritus Corporation	205 E. Anton Coeur D’Alene, ID 83815 County: Kootenai	Assisted Living 96 licensed beds 50 units
Highland Hills Pocatello Facility”) Emeritus Corporation	1501 Baldy Pocatello, ID 83201 County: Bannock	Assisted Living 57 licensed beds 47 units
Loyalton of Hagerstown “Hagerstown Facility”) Emeritus Corporation	20009 Rosebank Way Hagerstown, MD 21742 County: Washington	Assisted Living 110 licensed beds 100 units
Pines of Tewksbury “Tewksbury Facility”) Emeritus Corporation	2580 Main St. Tewksbury, MA 01876 County: Middlesex	Assisted Living 69 licensed beds 49 units
Loyalton of Lakewood “Lakewood Facility”) Emeritus Corporation	220 Southwestern Dr. Lakewood, NY 14750 County: Chautauqua	Enriched Housing Program 100 licensed beds 78 units
Meadowbrook (“Ontario Facility”) Emeritus Corporation	1372 Southwest 8th Ave. Ontario, OR 97914 County: Malheur	Assisted Living 82 beds 53 units
Anderson Place (“Anderson Facility”) Emeritus Corporation	311 Simpson Rd. Anderson, SC 29621 County: Anderson	Assisted Living and Nursing Home 84 beds 127 units 75 independent cottages
Elmbrook Estates (“Lubbock Facility”) Texas-ESC-Lubbock, L.P.	5301 66th St. Lubbock, TX 79424 County: Lubbock	Assisted Living 100 licensed beds 97 units
Loyalton of Staunton (“Staunton Facility”) Emeritus Corporation	1900 Hillsmere Lane Staunton, VA 24401 County: Augusta	Assisted Living 144 licensed beds 101 units

Fairhaven Estates (“Bellingham Facility”) Emeritus Corporation	2600 Old Fairhaven Pkwy. Bellingham, WA 98225 County: Whatcom	Boarding Home 60 licensed beds 50 units
Evergreen Lodge (“Federal Way Facility”) Emeritus Corporation	31002 14th Avenue South Federal Way, WA 98003 County: King	Boarding Home 105 beds 98 units
Hearthstone Inn (“Moses Lake Facility”) Emeritus Corporation	905 S. Pioneer Way Moses Lake, WA 98837 County: Grant	Boarding Home 92 licensed beds 83 units